UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2011

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

COHEN & COMPANY INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 20, 2011, Institutional Financial Markets, Inc. (the “Company”) filed Articles of Amendment to its charter to change its name from “Cohen & Company Inc.” to “Institutional Financial Markets, Inc.” The amendment was effective as of 5:00 p.m. on January 21, 2011. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1.

In connection with the name change, effective as of January 24, 2011, the trading symbol for the Company’s common stock, which is listed on the NYSE Amex Stock Exchange, will change from “COHN” to “IFMI.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 3.1*	Articles of Amendment Regarding Name Change

*	Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: January 21, 2011	By:	/s/ JOSEPH W. POOLER, JR.
Joseph W. Pooler, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1*	Articles of Amendment Regarding Name Change

*	Filed electronically herewith.

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